UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2016

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332-0070

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On December 15, 2016, Chase Corporation (“Chase” or the “Company”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Company (the “Chase Borrower”), NEPTCO Incorporated (the “NEPTCO Borrower” and together with the Chase Borrower, collectively, the “Borrowers”), certain Subsidiaries of the Borrowers party thereto as Guarantors, and the financial institutions party thereto as Lenders, Bank of America, N.A. as administrative agent, with participation from Citizens Bank, N.A. and JPMorgan Chase Bank, N.A, as further described in Item 2.03, which is incorporated herein by reference.

The Credit Agreement was entered into to refinance the Company’s preexisting credit agreement (the “Existing Credit Agreement”) and provide for additional liquidity to finance acquisitions, working capital, capital expenditures, and for other general corporate purposes.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 15, 2016, the Company entered into the Credit Agreement (the “Credit Agreement”) by and among the Company, NEPTCO Incorporated (“NEPTCO”), certain Subsidiaries of the Company and NEPTCO party thereto as Guarantors, and the financial institutions party thereto as Lenders, Bank of America, N.A., as administrative agent, with participation from Citizens Bank, N.A. and JPMorgan Chase Bank, N.A. Under the Credit Agreement, Chase obtained a revolving credit loan (the “Revolving Facility”), with borrowing capabilities not to exceed at any time $150.0 million, with the ability to request an increase in this amount by an additional $50.0 million at the individual or collective option of any of the Lenders.  The applicable interest rate for the Revolving Facility and Term Loan (defined below) is based on the effective London Interbank Offered Rate (LIBOR) plus a range of 1.00% to 1.75%, depending on the consolidated net leverage ratio of Chase and its subsidiaries. The Credit Agreement has a five-year term with interest payments due at the end of the applicable LIBOR period (but in no event less frequently than the three-month anniversary of the commencement of such LIBOR period) and principal payment due at the expirations of the agreement, December 15, 2021.  In addition, the Company may elect a base rate option for all or a portion of the Revolving Facility, in which case, interest payments shall be due with respect to such portion of the Revolving Facility on the last business day of each quarter.

Subject to certain conditions set forth in the Credit Agreement, the Company may elect to convert all or a portion of the outstanding Revolving Facility into a term loan (each, a “Term Loan”, and collectively with the Revolving Facility, the “Credit Facility”), which Term Loan shall be payable quarterly in equal installments sufficient to amortize the original principal amount of such Term Loan on a seven-year amortization schedule.

The outstanding balance on the Credit Facility is guaranteed by all of Chase’s direct and indirect domestic subsidiaries.  The Credit Facility is subject to restrictive covenants under the Credit Agreement, and financial covenants that require Chase and its subsidiaries to maintain certain financial ratios on a consolidated basis, including a consolidated net leverage ratio and a consolidated fixed charge coverage ratio. The Credit Agreement also places certain Lender-approval requirements as to the size of permitted acquisitions which may be entered into by the Company and its subsidiaries. Prepayment is allowed by the Credit Agreement at any time during the term of the agreement, subject to customary notice requirements.

In connection with entry into the Credit Agreement, Chase applied proceeds to pay off in full the outstanding principal balance of its preexisting term debt (the “Existing Term Loan”) held under the Existing Credit Agreement, entered in conjunction with the Company’s June 27, 2012 acquisition of NEPTCO Holdings, simultaneously terminating both the Existing Term Loan agreement and the preexisting revolving line of credit (the “Existing Revolving Loan”), which was fully available as of December 15, 2016, and which together fully constituted the Existing Credit Agreement.

The foregoing summary of the Credit Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which are filed as Exhibit 10.1 to this Form 8-K and which is incorporated herein by reference in its entirety.  This agreement has been included to provide investors and shareholders with information regarding its terms.  It is not intended to provide any other factual information about Chase or any of the other parties thereto.  Investors should read these agreements together with the other information concerning Chase that Chase publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Item 7.01 — Regulation FD Disclosure

On December 20, 2016, the Company posted to the “Investor Relations” section of its Internet website (www.chasecorp.com) an investor presentation.  The Company intends to use this presentation in making presentations to analysts, potential investors, and other interested parties. The principal update reflected in the current investor presentation from the investor presentation the Company furnished under Item 7.01 with the SEC on Form 8-K dated December 1, 2016, relates to updated discussion in the “Frequently Asked Questions” section concerning the Company’s debt structure.

The information included in the investor presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance.  The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is helpful in understanding the operating results of the Company.  These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to similarly-titled non-GAAP performance measures that may be presented by other companies.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements.  These risks are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended August 31, 2016.

A copy of the presentation is furnished herewith as Exhibit 99.1

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement dated as of December 15, 2016 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors, Bank of America, N.A., Citizens Bank, N.A. and Lenders party thereto

99.1	Investor presentation dated December 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: December 20, 2016	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement dated as of December 15, 2016 by and among Chase Corporation, NEPTCO Incorporated, the Guarantors, Bank of America, N.A., Citizens Bank, N.A. and Lenders party thereto

99.1	Investor presentation dated December 20, 2016